SHARE PURCHASE AGREEMENT
                            ------------------------

     This Share Purchase Agreement (the "Agreement") is by and between ZiaSun Technologies, Inc., a Nevada corporation, hereinafter referred to as "ZiaSun", and Ko Jen Wang, hereinafter referred to as "Purchaser," and shall become effective only when executed by both parties hereto.

                                    RECITALS
                                    --------

     A. Whereas, ZiaSun is the owner and holder of 5,400,000 restricted shares of common stock of Asia4sale.com, Inc., a Nevada corporation (the "Asia4sale Shares").

     B. Whereas, ZiaSun desires to sell to Purchaser and Purchaser desire to purchase from ZiaSun all the Asia4sale Shares owned by ZiaSun, in consideration for (a) Two Hundred Thousand (200,000) shares of common stock of ZiaSun owned by Purchaser and (b) US$30,000 cash.

                                    AGREEMENT
                                    ---------

     NOW, THEREFORE, in consideration of the foregoing and of the mutual warranties, representations, agreements and undertakings hereinafter set forth, the parties do hereby agree as follows:

                                   ARTICLE 1.

                              CERTAIN DEFINITIONS
                              -------------------

     1.1 For the purpose of this Agreement, the terms defined in this Article 1., shall have the meanings set forth below. All capitalized terms not defined in this Article 1., shall have the meanings ascribed to them in other parts of this Agreement.

     1.2 "ZiaSun" shall mean ZiaSun  Technologies,  Inc., a Nevada  corporation.

     1.3  "Asia4sale"  shall mean  Asia4sale.com,  Inc.,  a Nevada  corporation.

     1.4 "Purchaser" shall mean Ko Jen Wang.

     1.5 "Closing" shall mean the consummation of the transactions contemplated hereby on the Closing Date.

     1.6 "Closing Date" shall mean that date on or before September 30, 2001, or such other date as to which the parties may agree.

     1.7 "Common Stock" shall mean the Common stock, no par value, of ZiaSun.

     1.8 "Asia4sale Shares" shall mean 5,400,000 (post-split adjusted) restricted shares of common stock, of Asia4sale.com, Inc., to be sold to and acquired by Purchaser from the ZiaSun hereunder. 1.9 "Purchase Price" shall mean Two hundred thousand (200,000) shares of common stock of ZiaSun and US$30,000 in cash payable and delivered in accordance with the terms as set forth herein.

                                   ARTICLE 2.

                               PURCHASE AND SALE
                               -----------------

     2.1 ZiaSun agrees to sell to Purchaser, and Purchaser agree to buy from ZiaSun, all Asia4sale Shares owned by ZiaSun, for the purchase price and upon the terms, provisions and conditions hereinafter set forth.

                                   ARTICLE 3.

                        PURCHASE PRICE AND CONSIDERATION
                        --------------------------------

     3.1 Purchase Price and Consideration. The purchase price and consideration for the Asia4sale Shares shall be Two hundred thousand (200,000) shares of Common Stock of ZiaSun, free of any liens, pledges or encumbrances of any kind and US$30,000 in cash, payable and to be delivered at Closing.

                                   ARTICLE 4.

                    REPRESENTATIONS AND WARRANTIES BY ZIASUN
                    ----------------------------------------

     4.1 ZiaSun represents and warrants to Purchaser that as of the date hereof:

          4.1.1 Authorization. The execution, delivery and performance by ZiaSun of this Agreement (a) are within ZiaSun's or APT's power and authority, (b) have been duly authorized by all necessary corporate proceedings, as applicable, and (c) do not conflict with or result in any breach of any provision of ZiaSun's Bylaws, or any law, regulation, order, judgment, writ, injunction, license, permit, agreement or instrument applicable to ZiaSun.

          4.1.2 Enforceability. The execution and delivery of this Agreement and of each related agreement to which ZiaSun is a party, will result in legally binding obligations of ZiaSun, enforceable against ZiaSun in accordance with the respective terms and provisions hereof, except to the extent that (a) such enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditor's rights, and (b) the availability of the remedy of specific performance or injunctive or other equitable relief will be subject to the discretion of the court before which any proceeding therefor may be brought.

          4.1.3 Governmental Approvals. The execution, delivery and performance of this Agreement by ZiaSun does not require the approval or consent of, or any filing with, any governmental authority or agency.

     4.2 Title to Asia4sale Shares. To the best of ZiaSun's knowledge, the Asia4sale Shares are fully paid, non-assessable and valid issued. ZiaSun owns the Asia4sale Shares free and clear of all liens and encumbrances.

     4.3 "AS-IS" Sale. ZiaSun has not pledged or hypothecated the Asia4sale Shares and has not entered into any other contract or agreement with regard to the sale or disposition of the Asia4sale Shares. Other than ZiaSun's ownership of the Asia4sale Shares, ZiaSun is not involved with, or has any direct or indirect involvement with the operations or business affairs of Asia4sale, and other then the information disclosed by Asia4sale in Asia4sale's filings with the Securities and Exchange Commission has no direct knowledge of its current operations, assets and liabilities. ZiaSun makes no representation or warranty, either expressed or implied, with respect to the business, operations, assets, liabilities, obligations, good standing, status or management of Asia4sale, and Purchaser accepts and is voluntarily purchasing the Asia4sale Shares, based on Purchaser's own due diligence and investigation of Asia4sale, and without any inducement or promises on the part of ZiaSun.

                                   ARTICLE 5.

                   REPRESENTATIONS AND WARRANTIES BY PURCHASER
                   -------------------------------------------

     5.1 Purchaser represents and warrants to ZiaSun that as of the date hereof:

          5.1.1 Authorization. The execution, delivery and performance by the Purchaser of this Agreement and each related agreement to which Purchaser is a party (a) are within the Purchaser's power and authority, (b) have been duly authorized by all necessary proceedings, and (c) do not conflict with or result in any breach of any provision or of the creation of any lien upon any of the property of the Purchaser or require any consent or approval that has not been obtained or will not be obtained before Closing, and do not violate any law, regulation, order, judgment, writ, injunction, license, permit, agreement or instrument.

          5.1.2 Enforceability. The execution and delivery of this Agreement by the Purchaser and each related agreement to which Purchaser is a party, will result in legally binding obligations of the Purchaser enforceable against Purchaser in accordance with the respective terms and provisions hereof and thereof, except to the extent that (a) such enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditor's rights,
     (b) the availability of the remedy of specific performance or injunctive or other equitable relief will be subject to the discretion of the court before which any proceeding therefore may be brought.

          5.1.3 Governmental Approvals. The execution, delivery and performance by the Purchaser of this Agreement does not require the approval or consent of, or any filing with, any governmental authority or agency.

          5.1.4 Representations and Warranties. To the best of Purchaser's knowledge, all representations and warranties made by the Purchaser in any of the related agreements are true and correct as of the date hereof with the same force and effect as though made on and as of the date hereof, and such representations and warranties are hereby confirmed to you and made representations and warranties of the Purchaser hereunder as fully as if set forth herein.

          5.1.5 Disclosure. To the best of Purchaser's knowledge, no representation, warranty or statement made by Purchaser in this Agreement, any related agreement or any agreement, certificate, statement or document furnished by or on behalf of Purchaser in connection herewith contains any untrue statement of material fact or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances in which they were made, not misleading.

          5.1.6 Acceptance of Asia4sale Shares AS-IS. Purchaser acknowledges that Purchaser has conducted his own due diligence with regard to the financial condition and operations of Asia4sale, and is voluntarily purchasing the Asia4sale Shares AS-IS, without any inducement or promises on the part of ZiaSun.

                                   ARTICLE 6.

                                    CLOSING
                                    -------

     6.1 The closing of this transaction shall be held at the law offices of Wenthur & Chachas located at 4180 La Jolla Village Drive, Suite 500, La Jolla, California 92037, on or before October 15, 2001, or at such other place and time as is mutually agreeable to the parties, or by FAX and Federal Express.

     6.2 ZiaSun's Deliveries at Closing. On the Closing date or such time period as set forth below, ZiaSun shall deliver the following items:

          6.2.1 To Purchaser, one or more certificate(s) representing 5,400,000 restricted shares of common stock of Asia4sale, issued in the name of Purchaser;

          6.2.2 To Purchaser, a resolution of the Board of Directors of ZiaSun authorizing the transactions contemplated hereby; and

          6.2.3 any and all other instruments not herein specifically provided for but which are reasonably necessary or desirable to effectuate the closing hereunder.

     6.3 Purchaser's Deliveries. On the Closing Date within such time period as set forth below, Purchaser shall deliver, or cause to be delivered, to Wenthur & Chachas on behalf of ZiaSun, the following:

          6.3.1  To  ZiaSun,  one or more  certificate(s)  representing  200,000
     shares  of  common   stock  of  ZiaSun,   issued  in  the  name  of  Ziasun
     Technologies, Inc.;

          6.3.2 US$30,000.00 cash representing the remainder of the Purchase Price for the Asia4sale Shares being purchased under this Agreement, delivered via wire transfer to Wenthur & Chachas Attorney Client Trust Account, for the benefit of ZiaSun, as follows:

          [PROVIDED TO PURCHASER AND INTENTIONALLY OMITTED]

          6.3.3 any and all other instruments not herein specifically provided for but which are reasonably necessary or desirable to effectuate the closing hereunder.

                                   ARTICLE 7.

                CONDITIONS PRECEDENT TO OBLIGATIONS OF PURCHASER
                ------------------------------------------------

     7.1 The obligations of Purchaser hereunder are subject to the following conditions, any of which may be waived in writing by Purchaser:

          7.1.1 Representation and Warranties True at Closing. The representations and warranties of the ZiaSun contained in this Agreement shall have been true and correct when made and shall be true and correct on the Closing Date with the same effect as if made on such date, except to the extent that such representations and warranties are rendered inaccurate by reason of transactions contemplated hereby.

          7.1.2 Performance of Agreements and Conditions. ZiaSun shall have performed and complied with all Agreement and conditions required by this Agreement to be performed and complied with by ZiaSun prior to or at the Closing Date.

          7.1.3 Deliveries. ZiaSun shall have delivered to Purchaser all consideration, certificates and documents to be delivered pursuant to
     Article 6., above.

          7.1.4 No Injunction. On the Closing Date there shall not be in effect any injunction, writ, preliminary restraining order of any nature issued by a court or other governmental body or agency directing that the transactions provided for herein not be consummated as herein provided, nor shall there be any litigation or proceeding pending or threatened in respect of the transactions contemplated hereby.

          7.1.5 Necessary Approvals. The execution and delivery of this Agreement and the terms thereof and all corporate and other action necessary or required in order to effect the fulfillment of the obligations of ZiaSun hereunder at or prior to the Closing Date shall have been approved by all necessary governmental bodies or agencies and all consents of any person contemplated by this Agreement to be obtained prior to the Closing shall have been obtained.

     7.2 ZiaSun represents and warrants that it has not caused, and it covenants and agrees that it shall not cause, any event that would prevent the satisfaction of all of the conditions set forth in this Agreement. ZiaSun covenants and agrees to take all action reasonably required on its part to satisfy any such conditions.

                                   ARTICLE 8.

                  CONDITIONS PRECEDENT TO OBLIGATIONS OF ZIASUN
                  ---------------------------------------------

     8.1 The obligations of ZiaSun hereunder are subject to the following conditions, any of which may be waived in writing by ZiaSun:

          8.1.1 This Agreement; Related Agreements. This Agreement and any related agreements shall have been executed and delivered, shall be in full force and effect and no term or condition hereof or thereof shall have been amended, modified or waived except with ZiaSun's prior written consent. All covenants, agreements and conditions contained herein or in any related agreements which are to be performed or complied with on or prior to the Closing Date, other than by ZiaSun, shall have been performed or complied with (or waived with ZiaSun's prior written consent) in all material respects.

          8.1.2 Performance of Agreement and Conditions. Purchaser shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by Purchaser prior to or at the Closing Date Purchaser shall have delivered the Purchase Price to ZiaSun at the Closing in the form provided hereby and shall have satisfied all other financial obligations as set forth herein.

          8.1.3 Deliveries by Purchaser. Purchaser shall have delivered to ZiaSun all consideration, certificates and documents to be delivered pursuant to Article 6., above.

          8.1.4 Representations and Warranties True at Closing. The representations and warranties of Purchaser contained in this Agreement shall have been true and correct when made and shall be true and correct on the Closing Date with the same effect as if made on such date.

          8.1.5 No Injunction. On the Closing Date, there shall not be in effect any injunction, writ, preliminary restraining order or any order of any nature issued by a court or other governmental body or agency directing that the transactions provided for herein not be consummated as herein provided, nor shall there be any litigation or proceeding pending or threatened with respect to the transactions contemplated hereby.

          8.1.6 Necessary Approvals. The execution and delivery of this Agreement and all other action necessary or proper to effectuate the fulfillment of the obligations of Purchaser to be performed hereunder in or prior to the Closing Date shall have been duly authorized and approved, to the extent required by law.

     8.2 Purchaser. To the best of Purchaser's knowledge, Purchaser represents and warrants that Purchaser has not caused, and covenants and agrees that Purchaser shall not cause, any event that would prevent the satisfaction of all of the conditions set forth in this Agreement. Purchaser covenants and agrees to take all action reasonably required on their part to satisfy such conditions.

                                   ARTICLE 9.

                        INDEMNIFICATION AND HOLD HARMLESS
                        ---------------------------------

     9.1  Indemnification  by ZiaSun The ZiaSun agrees to indemnify,  defend and hold the Purchaser, and Purchaser's agents, attorneys and representatives, harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including interest, penalties and reasonable attorney fees that it shall incur or suffer, which arise out of, result or relate to any breach of, or failure by ZiaSun to perform any of its material representations, warranties, covenants or agreements in this Agreement or in any schedule, certificate, exhibit or other instrument furnished or to be furnished by ZiaSun under this Agreement; provided however, that notice of any such breach shall have been communicated with specificity within one (1) year of the date hereof.

     9.2 Indemnification of ZiaSun by Purchaser. Purchaser agrees to indemnify, defend and hold the ZiaSun and its officers, directors, agents, attorneys and representatives harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including interest, penalties and reasonable attorney fees, that it shall incur or suffer, which arise out of, result or relate to (a) any breach of, or failure by Purchaser to perform any of Purchaser's material representations, warranties, covenants or agreements in this Agreement or in any schedule, certificate, exhibit or other instrument furnished or to be furnished by Purchaser under this Agreement; provided however, that notice of any such breach shall have been communicated with specificity within one (1) year of the date hereof.

     9.3 Notice and Opportunity to Defend. If there occurs an event which any Party asserts is an indemnifiable event, the Party seeking indemnification shall notify the Party obligated to provide indemnification (the "Indemnifying Party") promptly. If such event involves (i) any claim or (ii) the commencement of any action or proceeding by a third person, the Party seeking indemnification will give such Indemnifying Party written notice of such claim or the commencement of such action or proceeding. Such notice shall be a condition precedent to any liability of the Indemnifying Party hereunder. Such Indemnifying Party shall have a period of thirty (30) days within which to respond thereto. If such Indemnifying Party does not respond within such thirty (30) days period, such Indemnifying Party shall be obligated to compromise or defend, at its own expense and by counsel chosen by the Indemnifying Party shall provide reasonably satisfactory to the Party seeking indemnity, such matter and the Indemnifying Party shall provide the Party seeking indemnification with such assurances as may be reasonably required by the latter to assure that the Indemnifying Party will assume, and be responsible for, the entire liability issue. If such Indemnifying Party does not respond within such thirty (30) day period and rejects responsibility for such matter in whole or in part, the Party seeking indemnification shall be free to pursue, without prejudice to any of its rights hereunder, such remedies as may be available to such Party under applicable law. The Party seeking indemnification agrees to cooperate fully with the Indemnifying Party and its counsel in the defense against any such asserted liability. In any event, the Party seeking indemnification shall have the right to participate at its own expense in the defense of such asserted liability. Any compromise of such asserted liability by the Indemnifying Party shall require the prior written consent of the Party seeking indemnification. If, however, the Party seeking indemnification refuses its consent to a bona fide offer of settlement which the Indemnifying Party wishes to accept, the Party seeking indemnification may continue to pursue such matter, free of any participation by the Indemnifying Party, at the sole expense of the Party seeking indemnification. In such event, the obligation of the Indemnifying Party to the Party seeking indemnification shall be equal to the lesser of (i) the amount of the offer of settlement which the Party seeking indemnification refused to accept plus the costs and expenses of such Party prior to the date the Indemnifying Party notifies the Party seeking indemnification of the offer of settlement and (ii) the actual out-of-pocket amount the Party seeking indemnification is obligated to pay as a result of such Party's continuing to pursue such an offer. An Indemnifying Party shall be entitled to recover from the Party seeking indemnification any additional expenses incurred by such Indemnifying Party as a result of the decision of the Party seeking indemnification to pursue such matter.

     9.4 The obligations under Article 9 shall survive the Closing hereunder and Termination of this Agreement. Purchaser and ZiaSun shall promptly notify the responsible party of the existence of any claim, demand or other matter to which such indemnification obligations would apply, and shall give a reasonable opportunity to defend the same at their own expense and with counsel of their own selection; provided, if that party fails to defend the same, Purchaser or ZiaSun, as the case may be, shall have the right to contract and defend the same, and in any event Purchaser or ZiaSun, shall at all times also have the right fully to participate in the defense of, and to compromise or settle in good faith the claim or other matter on behalf, for the account and at the risk of the other parties. If the claim is one that cannot by its nature be defended solely by ZiaSun, or Purchaser, then Purchaser or ZiaSun shall make available all information and assistance that Purchaser or ZiaSun may reasonably request.

                                   ARTICLE 10.

                                   BROKERAGE
                                   ---------

     10.1 Each party represents and warrants to the others that no person or persons assisted in or brought about the negotiation of this Agreement in the capacity of broker, agent, finder or organizer on behalf of it. Each party agrees to indemnify and hold harmless the others from any claim asserted against the others for a brokerage or agent's or finder's or originator's commission or compensation pertaining to the transactions contemplated by this Agreement by any person purporting to have acted on behalf of such party.

                                   ARTICLE 11.

             SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS
             ------------------------------------------------------

     11.1 All representations, warranties and agreements by ZiaSun and the Purchaser pursuant hereto shall survive the closing of this transaction and shall not be affected by any investigation at any time made by or on behalf of any party.

                                   ARTICLE 12.

                        TERMINATION PRIOR TO THE CLOSING
                        --------------------------------

     12.1 This Agreement shall terminate and be of no further force or effect between the parties hereto except as to liability for breach or default of any covenant, agreement, representation, warranty, duty or obligation occurring or arising prior to the date of termination, upon the occurrence of any of the following:

          12.1.1 Immediately prior to Closing, the Purchaser has given notice to ZiaSun of the material breach or default by ZiaSun in the performance of any covenant, agreement, representation, warranty, duty or obligation hereunder, and provided that no such termination shall be effective if, prior to Closing, the breaching party shall have fully and completely corrected and cured the grounds for the termination as set forth in said notice of termination.

          12.1.2 Immediately prior to Closing, ZiaSun has given notice to Purchaser of material breach or default in the performance of any covenant, agreement, representation, warranty, duty or obligation of Purchaser hereunder, and provided that no such termination shall be effective, if prior to Closing the Purchaser shall have fully and completely corrected and cured the grounds for the termination as set forth in said notice of termination.

     12.2 Notwithstanding anything to the contrary contained herein, no party hereto shall have the right to terminate this Agreement due to its own breach or because of any immaterial breach by any other party hereto or any covenant, agreement, representation, warranty, duty or obligation hereunder.

     12.3 No termination of this Agreement for any reason or in any manner shall release, or be construed as so releasing, any party hereto from any liability or damage to any other party hereto arising out of, in connection with or otherwise relating to, directly to, directly or indirectly, said party's breach, default, or failure in performance of any of its covenants, agreements, duties or obligations arising hereunder, or any of its misrepresentations of any representations or warranty herein contained.

                                   ARTICLE 13.

                                  MISCELLANEOUS
                                  -------------

     13.1 Payment of Expenses. ZiaSun and Purchaser shall each pay all of their own respective expenses incident to the preparation, execution and consummation of this Agreement.

     13.2 Binding Agreement. All of the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by and against the parties hereto and their respective successors, assigns, transferees, heirs, representatives and estates.

     13.3 Notices. Any notice or other communication required or permitted hereunder shall be expressed in writing and sent by certified or registered mail, return receipt requested, to their respective parties at the following addresses, or at such other addresses as the parties shall designate by written notice to be the other:

          If to the Purchaser, addressed to:
          ---------------------------------
          Ko Jen Wang
          #6, 2nd Floor, Lane 16, Section 1, Chung-Chen Road
          Shih-Lin, Taipei
          Taiwan

          If to the ZiaSun, addressed to:
          ------------------------------
          Mr. Allen D. Hardman
          President and COO
          ZiaSun Technologies, Inc.
          665 San Rodolfo Drive
          Suite 120
          Solana beach, CA 92075

          With copy to ZiaSun's counsel, addressed to:
          -------------------------------------------
          George G. Chachas, Esq.
          Wenthur & Chachas
          4180 La Jolla Village Drive
          Suite 500
          La Jolla, California 92037
          Telephone: 858-457-3800
          Facsimile:  858-457-3691

     13.5 Article Headings. The Article headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     13.6 Counterparts. This Agreement may be executed in any one or more counterparts, all of which taken together shall constitute one instrument.

     13.7 Cooperation. Each party shall cooperate and use its best efforts to consummate the transactions contemplated herein. In addition, each party shall cooperate and take such action and execute such other and further documents as may be reasonably requested from time to time after the Closing Date by any other party to carry out the terms and provisions and intend of this Agreement.

     13.8 Gender. Wherever the context of this Agreement so requires or permits, the masculine herein shall include the feminine or the neuter, the singular shall include the plural, and the term "person" shall also include "corporation" or other business entity.

     13.9 Facsimile Signatures. It is expressly agreed that the parties may execute this Agreement via facsimile signature and such facsimile signature pages shall be treated as originals for all purposes.

     13.10 Entire Agreement. This Agreement and the other documents delivered concurrently herewith or pursuant hereto constitute the entire agreement among the parties hereto, and it is understood and agreed that there are no other than those contained herein. This Agreement may not be changed or modified except by a writing duly executed by the parties hereto.

     13.11. Governing Law and Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to agreements made and to be performed entirely within said State, and without regard to its choice of law principles. All parties hereto consents to submit itself to the personal jurisdiction of the Superior Court of the State of California, County of San Diego, and agree that Venue for such action for failure to pay shall be the Superior Court of California, County of San Diego. The parties further agree that they will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court.

     13.12 Attorneys' Fees. Subject to the specific provisions of Article 9., above, if any action or other proceeding, in law or in equity, is brought for the enforcement of this Agreement or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party or parties shall be entitled to recover its or their reasonable attorney's fees and other costs incurred in that arbitration, action or proceeding, in addition to any other relief to which it or may be entitled.


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
     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date set forth below.


                                             ZIASUN TECHNOLOGIES, INC.


Date: September 6, 2001                      /S/ D. Scott Elder
                                             ----------------------------------
                                             By: D. Scott Elder
                                             Its: Chairman of the Board and CEO




                                             PURCHASER

Date: October 1, 2001                        /S/ Ko Jen Wang
                                             ----------------------------------
                                             Ko Jen Wang


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